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                                                     Exhibit 10.1(f)


                     TERMINATION OF OPERATING AGREEMENT

This TERMINATION is made effective as of the 1st day of October, 2000 by Toyota Motor Sales, U.S.A., Inc. ("TMS"), Toyota Motor Manufacturing North America, Inc. ("TMMNA") and Toyota Motor Credit Corporation ("TMCC").

                                  RECITALS

1. TMS, TMMNA and TMCC are parties to an Operating Agreement dated January 16, 1984, as amended by an Amendment No. 1 dated May 14, 1996, an Amendment No. 2 dated December 1, 1997, an Amendment No. 3 dated June 1, 1999 and an Amendment No. 4 dated August 1, 2000 (the "Operating Agreement"), which Operating Agreement presently is in full force and effect.

2. TMS, TMMNA and TMCC now desire to terminate the Operating Agreement.

                                TERMINATION

NOW, THEREFORE, each of TMS, TMMNA and TMCC hereby terminate the Operating Agreement in its entirety effective as of October 1, 2000.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed and delivered by their respective officers thereunto duly authorized effective as of October 1, 2000.

                                TOYOTA MOTOR SALES, U.S.A., INC.

                                By: /s/ Yoshimi Inaba
                                    -----------------
                                Name:   Yoshimi Inaba
                                Title:  President

                                TOYOTA MOTOR MANUFACTURING NORTH AMERICA, INC.

                                By: /s/ Teruyuki Minoura
                                    --------------------
                                Name:   Teruyuki Minoura
                                Title:  President

                                TOYOTA MOTOR CREDIT CORPORATION

                                By: /s/ George E. Borst
                                    -------------------
                                Name:   George E. Borst
                                Title:  Senior Vice President and
                                        General Manager